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                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference of our firm under the caption "Experts" and to the use of our report dated April 3, 1997 (except Note 11, as to which the
date is       , 1997), in the Registration Statement (Form S-1) and related
Prospectus of Dril-Quip, Inc. dated August 12, 1997.

                                          Ernst & Young LLP

Houston, Texas

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  The foregoing consent is in the form that will be signed upon the completion of the restatement of capital accounts described in Note 11 to the financial statements.

Houston, Texas

August 8, 1997